UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2009

CHEMED CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8351	31-0791746
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

2600 Chemed Center 255 East 5th Street Cincinnati, OH 45202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (513) 762-6900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.            REGULATION FD DISCLOSURE

On March 16, 2009, Chemed Corporation (“Chemed”) issued a press release announcing its response to MMI Investments, L.P.’s (“MMI”) proposal of February 12, 2009.  A copy of the press release, including the full text of Chemed’s letter to MMI, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the Exhibit hereto, has been “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.  The information in this Current Report on Form 8-K, including the Exhibit hereto, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit 99.1.  Chemed’s press release dated March 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMED CORPORATION

Date: March 16, 2009	By:	/s/ Arthur V. Tucker, Jr.
Name: Arthur V. Tucker, Jr.
Title: Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release issued March 16, 2009 by Chemed.